SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2016

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4880 Havana Street, Denver, CO	80239
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 19, 2016, Scott’s Liquid Gold-Inc., a Colorado corporation (the “Company”) entered into the Third Amendment to Shareholder Rights Agreement (the “Third Amendment”) with Broadridge Corporate Issuer Solutions, Inc., amending the Shareholder Rights Agreement dated February 21, 2001 (as amended, the “Shareholder Rights Agreement”) to extend the expiration date of the Shareholder Rights Agreement for five years. Following the Third Amendment, the Shareholder Rights Agreement will continue in effect until February 21, 2021, unless the rights issued thereunder are earlier redeemed or amended by the Company.

The Third Amendment also increases the exercise price under the Shareholder Rights Agreement to $12.00.

A copy of the Third Amendment is attached to this Current Report on Form 8-K as Exhibit 4.4 and is incorporated by reference herein. The foregoing description of the Third Amendment is qualified in its entirety by reference to Exhibit 4.4.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K regarding the Third Amendment and the Shareholder Rights Agreement is incorporated in its entirety by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

4.1

Shareholder Rights Agreement, dated February 21, 2001 (incorporated by reference to Exhibit 2 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on February 22, 2001).

4.2

Amendment to Shareholder Rights Agreement, dated February 15, 2011 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2011).

4.3

Second Amendment to Shareholder Rights Agreement, dated January 6, 2012 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 10, 2012).

4.4	Third Amendment to Shareholder Rights Agreement, dated February 19, 2016, between Scott’s Liquid Gold-Inc. and Broadridge Corporate Issuer Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date: February 23, 2016	/s/ Barry J. Levine
By: Barry J. Levine Treasurer, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1

Shareholder Rights Agreement, dated February 21, 2001 (incorporated by reference to Exhibit 2 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on February 22, 2001).

4.2

Amendment to Shareholder Rights Agreement, dated February 15, 2011 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2011).

4.3

Second Amendment to Shareholder Rights Agreement, dated January 6, 2012 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 10, 2012).

4.4	Third Amendment to Shareholder Rights Agreement, dated February 19, 2016, between Scott’s Liquid Gold-Inc. and Broadridge Corporate Issuer Solutions, Inc.